SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                 March 13, 2003
                Date of Report (Date of earliest event reported)



                               ConAgra Foods, Inc.
             (Exact name of registrant as specified in its charter)


    Delaware                         1-7275                   47-0248710
(State or other                   (Commission               (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


One ConAgra Drive, Omaha, Nebraska                            68102-5001
(Address of principal executive offices)                      (Zip Code)



               Registrant's telephone number, including area code
                                 (402) 595-4000


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Item 7(c).  Exhibits.

99.1     Press release dated March 13, 2003.

Item 9.  Regulation FD Disclosure.

     ConAgra Foods, Inc. issued a press release on March 13, 2003 with respect to company earnings. The press release is attached as an exhibit.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CONAGRA FOODS, INC.


Date:  March 13, 2003                  By:  /s/ James P. O'Donnell
                                          -------------------------------------
                                          Name:    James P. O'Donnell
                                          Title:   Executive Vice President,
                                                   Chief Financial Officer and
                                                   Corporate Secretary



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                                  EXHIBIT INDEX


Exhibit                    Description                                   Page

99.1     Press release dated March 13, 2003...............................